EXHIBIT 32.1

Certification of CEO Pursuant to

18 U.S.C. Section 1350,

as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. (the “Company”) for the period ended June 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Diana N. Adams , as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Diana N. Adams
Name:	Diana N. Adams
Title:	President and Chief Executive Officer
Date:	August 9, 2011